                                                                   EXHIBIT 10.22

                         ASSIGNMENT AND ASSUMPTION OF
                    LESSEE'S INTEREST AND LESSOR'S CONSENT

        This Assignment and Assumption of Lessee's interest and Lessor's Consent (the "Assignment"), entered into this 9th day of December 1999, by and between Bay West Design Center, LLC, successor in interest to Pacific Northwest Group B, a joint venture (the "Lessor"), and Net Information Systems, Inc., a Washington corporation ("Assignor"), and Design Automation System, Inc., a Texas corporation, dba EpicEdge ("Assignee").

        Whereas, Lessor and Assignor entered into a Lease agreement dated August 28, 1996, for Suite 503, ("the Lease") located in the Seattle Design Center, Seattle, Washington (the "Premises"), as more fully described in the Lease; and

        Whereas, Assignee desires to assume and be bound by the terms of the Lease as a tenant;

        Now Therefore, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

        1.  The above recitations are true and correct.

        2. Effective as of November 29, 1999 Assignor hereby sets over and transfers to Assignee all of its rights, title and interest in and to the Lease and any deposits held under the Lease.

        3. All of the terms, convenants and conditions of the Lease are hereby ratified and reaffirmed by all parties hereto.

        4. Assignee hereby accepts this Assignment and agrees to assume and be bound by all of the terms of the Lease, a copy of which is attached hereto.

        5. Assignor confirms that this Assignment does not release it from any liability under the Lease.

        6. As of the effective date, Assignor waives its right to any notice to be given by Lessor shall be sufficient if given only to Assignee at the address below:

        5701 6th Avenue South           Design Automation System, Inc.
        Suite 503             copy to   3200 Wilcrest, Suite 370
        Seattle, Washington  98108      Houston, TX  77042

        7. Assignor and Lessor hereby stipulate and agree that they have no claims or actions against each other under the Lease or against the Assignee whatsoever.

        8. Assignor and Assignee warrant that all necessary corporate actions against each other have been duly taken to permit Assignor and Assignee to enter into this Lease and that each undersigned officer has been duly authorized and instructed to execute the Lease.

        9. Lessor consents to this Assignment. However, such consent shall not constitute consent to any future Assignments. If Lessor executes this document prior to execution by Assignee and Assignor, it is understood that Lessor's execution shall not be deemed to be effective until Assignor and Assignee both execute this document and Lessor is provided with a fully executed copy.

        In Witness Whereof, the parties have executed this Assignment as of the day and year first above written.

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

Assignor:                             Assignee:

Net Information Systems, Inc.,        Design Automation Systems, Inc.,
a Washington corporation              a Texas corporation, dba EpicEdge


By: /s/ Mark Slosberg                 By: /s/ Charles Leaver
    ________________________              __________________________
    Mark Slosberg, President              Charles Leaver, President

Lessor:

Bay West Design Center, LLC
a Delaware limited liability company

        By:  BW Seattle Corp.,
             a Washington corporation
             its manager

        By: /s/ Timothy Treadway
            __________________________________________
            Timothy Treadway, Executive Vice President




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

                             SEATTLE DESIGN CENTER
                                     LEASE

        THIS LEASE made this 28th day of August, 1996, by and between PACIFIC NORTHWEST GROUP B, a joint venture, hereinafter called LESSOR, and NET INFORMATION SYSTEMS, INC., a Washington corporation, hereinafter called LESSEE.

        1. PREMISES. Lessor does hereby lease to Lessee those certain premises being space in those certain buildings known as Seattle Design Center, (formerly the Design Center Northwest), (herein referred to as "the building") to wit:

        approximately 3,000 square feet of space, being suite 503, located at 5701 Sixth Avenue South, Seattle, Washington as outlined in blue on Exhibit B attached hereto (hereinafter called "Premises") being situated upon land described in Exhibit A attached hereto.

        2. TERM. This Lease shall be for a term of five (5) years commencing November 1, 1996, and terminating October 31, 2001.

        3. RENT. Lessee convenants and agrees to pay Lessor, at department 3073 P.O. Box C-34936, Seattle, Washington 98124, or to such other party or at such other place as Lessor may hereafter designate, monthly rent in advance without offset or deduction, on or before the first day of each month of the Lease term in the following amount: Two Thousand Two Hundred Fifty and no/100 Dollars (2,250.00). See Paragraph 36.

        Lessor hereby acknowledges receipt of the following sum to be applied to first month's rent and security deposit. Five Thousand Six Hundred Seventy and no/100 Dollars (5,670.00)

        4. USE. The Premises shall be used only for the purpose of an office for the sale of computer equipment and computer networking services.

        Lessee shall at its own expense obtain any and all licenses and permits necessary for such use, and shall comply with all governmental laws, ordinances, regulations, orders, and directives applicable to the use of the Premises. Lessee shall not occupy or use, or permit any portion of the Premises to be occupied or used, for any purpose which would increase the rate of fire insurance coverage on said Premises, the buildings or their contents. In the event Lessee shall cause any increase above normal rates, Lessee agrees to pay the Lessor, as additional rental, an amount equal to all such increases.

        5. RULES AND REGULATIONS. Lessee agrees to comply with the Rules and Regulations attached hereto, as well as such other reasonable rules and regulations as may from time to time be adopted by Lessor or, with Lessor's approval, by the Design Center Northwest Association, for the management and safety of common areas, the buildings, and tenants. Lessee shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees. The failure of Lessor to enforce any of such rules and regulations against Lessee or any other tenant of the buildings shall not be deemed to be a waiver of same.

        6. MAINTENANCE. Lessee agrees by taking possession that the Premises are in tenantable and good condition and that Lessor has made no promises, agreements, or representations as to the decoration, repair or alteration of the Premises or any other portion of the buildings except as expressly set forth herein or as may otherwise be mutually agreed upon in writing. Lessor shall maintain the heating and air conditioning systems, roof, exterior walls (excluding windows, plate glass and all doors in and to the Premises), grounds, parking areas, public restrooms, hallways, entrances and other portions of the buildings used in common by all tenants in good repair and condition, reasonable wear and tear excepted, and the costs of such maintenance shall be shared as provided in paragraph 8,below. Lessee shall be responsible for all other maintenance and repairs required in connection with the Premises and shall maintain the Premises in a neat, clean and sanitary condition. Lessee shall also be responsible for repair or replacement of any damage or injury to the Premises or the buildings caused by Lessee, its agents, employees or invitees; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may do so, and the cost thereof shall be additional rent due on the first of the following month.

        7. UTILITIES AND SERVICES. Lessor shall furnish electricity for light, heat and air conditioning to the Premises, and in addition shall furnish water, janitorial services, sewer and toilet facilities to common areas in the Buildings, and the cost of such utilities and services shall be shared as provided in paragraph 8, below. Lessor shall not be liable for any injury or damages suffered as a result of the interruption of utilities or services by fire, or other casualty, strike, riot, vandalism, the making of necessary repairs or improvements, or any other cause.

        8. MONTHLY OPERATING EXPENSES ADJUSTMENTS. Lessee shall pay as additional monthly rent Lessee's pro-rata share of expenses incurred by Lessor for operation of the land and buildings described on Exhibit A hereto during the term of lany extension hereof, as follow:

        (a) Real estate taxes and assessments including taxes, if any, direct or indirect, in whole or in part, upon the rents or the income derived from real estate or rental property (excluding Federal or State taxes on net income);

        (b) Usual and necessary costs of operation, maintenance and repair as determined by standard accounting practices, including without limitation, all utilities and services not metered or charged directly to Lessee, insurance, painting, upkeep and repair of building exterior, roofing, parking, landscaping, and all common areas and facilities, and Lessor's fee for supervision and administration of the items set forth in this sub-paragraph, currently at 10%, but excluding depreciation, loan payments, and replacement of major building structural elements.
        Lessor shall from time to time estimate to Lessee its monthly pro-rata share of such expenses based upon existing costs. Lessee's pro-rata share shall be that percentage of the total expenses as the square footage of Lessee's Premises bears to the total applicable net rentable square footage of the buildings or such other equitable apportionment as may be adopted. Such monthly estimated amount shall be paid by Lessee on or before the first day of each month. Lessor, annually or upon termination hereof, shall compute Lessee's actual pro-rata share of such expenses. Any overpayment shall be refunded or credited to Lessee, at its option, and any deficiency shall be paid by Lessee within fifteen (15) days after date of Lessor's statement. Lessor's records showing expenditures made for such expenses shall be available for Lessee's inspection at any reasonable time.

        9. LESSOR'S RESERVATIONS. Lessor reserves the right without liability to
Lessee: (a) to inspect the Premises, to show them to prospective tenants, and if they are vacated to prepare them for reoccupancy; (b) to retain at all times and to use in appropriate instances keys to which only authorized building personnel have access to doors within and into the Premises; (c) to make repairs, alterations, additions or improvements, whether structural or otherwise, in or about the buildings, and for such purposes to enter upon the premises and during the continuance of any work, to close common areas and to interrupt or temporarily suspend building services and facilities, all without affecting any of Lessee's obligations hereunder, so long as the Premises are reasonably accessible; and (d) generally to perform any acts relating to the safety, protection and preservation of Premises or building.

       10. POSSESSION. If Lessor fails to deliver possession of the Premises at commencement date of the term hereof, Lessee may give Lessor written notice of its intention to cancel this Lease unless possession is delivered within sixty (60) days after receipt of such notice by Lessor; provided such commencement date shall be extended a period of time equal to the period of any delays resulting from causes beyond Lessor's control. Lessor shall not be liable for any damages caused by failure to deliver possession of Premises and Lessee shall not be liable for any rent until such time as Lessor delivers possession. A delay in possession shall not extend the term of the termination date. If Lessor offers possession of the Premises prior to the commencement date of the term of this Lease, and if Lessee accepts such early possession, both parties shall be bound by the terms hereof during such period, including the payment of rent, which shall be prorated.

       11. ASSIGNMENT AND SUBLETTING. Lessee shall not either voluntarily or by operation of law assign, transfer, convey or encumber this Lease or any interest under it, or sublet the Premises or any part thereof, or allow any other person to occupy or use the Premises without Lessor's prior written consent. Lessor reserves the right to recapture within twenty (20) days after receipt of a written request for assignment of subletting. Such recapture shall terminate this Lease as of the proposed date of assignment or subletting, which shall be the last day of a calendar month and not earlier than ninety (90) days after receipt of Lessee's request hereunder.
        In the event that Lessor shall not elect to recapture the Premises and shall thereafter give its consent, Lessee shall pay Lessor a reasonable fee, not to exceed $500.00, to reimburse Lessor for processing costs. Lessor's consent, if given, shall not release or discharge Lessee from any liability under this Lease and shall not be deemed consent to any future assignment or sublease. Any assignment or subletting without Lessor's consent shall be void, and shall constitute a default under this Lease. A transfer by the present majority shareholders of ownership or control of a majority of the voting stock of a corporate Lessee shall be deemed an assignment for the purposes of this paragraph. Lessor acknowledges that from time to time Lessee may require the services of an independent contractor for which space in the Premised would be provided by Lessee. Provided said contractor shall not occupy more than 500 square feet, Lessor's written approval per the terms of this paragraph shall not be required. In any event, prior to occupancy of any independent contractor for 500 square feet or less, Lessee shall notify Lessor in writing as to the name of the contractor and the term of its occupancy in the Premises.

        12. ALTERATIONS. After prior written consent of Lessor, Lessee may but is not obligated to make minor alterations, additions and improvements in the Premises at its sole cost and expense. In the performance or such work, Lessee shall save Lessor harmless from any damage, loss, or expense and shall comply with all laws, ordinances, rules and regulations of any proper public authority. Upon termination of this Lease, such alterations, additions and improvements made in, to or on the Premises (including without limitation partitions, draperies, carpeting, lighting and other physically attached fixtures) shall remain upon and be surrendered as a part of the Premises; provide, however, that upon Lessor's written request, Lessee shall promptly remove such additions, alterations, or improvements, repair any damage caused thereby and restore the Premises to its original condition at Lessee's sole cost and expense.

        13. SIGNS. Lessee shall not paint or install any signs or symbols on the exterior doors, plate glass or walls of the premises or install any electrically lighted signs in or upon the Premises, without the prior written consent of Lessor. No showcases or other fixtures or objects shall be placed by Lessee inside or outside of the buildings, in the corridors, or elsewhere in or about the buildings, other than within the Premises. No sign, tag, label, picture, advertisement, or notice (other than price tags of customary size used in marking samples) shall be displayed, distributed, inscribed, painted or affixed by Lessee on any part of the outside or inside of the buildings or the Premises without the prior written consent of Lessor.

        14. ACCIDENTS AND LIABILITY. Lessor or its agents shall not be liable for any injury or damage to persons or property sustained by Lessee or others in and about the Premises or the buildings, except to the extent caused by Lessor's negligence, if any. Lessee agrees to defend and hold Lessor and its agents harmless from any claim, action and/or judgement for injury or damage to persons or property suffered in or about the Premise by any person, firm or corporation, except to the extent caused by Lessor's negligence, if any. Lessee shall, at its expense, carry public liability insurance to afford minimum protection to the combined limit of not less than Five Hundred Thousand Dollars ($500,000.00) or such other reasonable amount as Lessor may require in respect to injury or damage to persons or property. Lessee shall submit a certificate of such insurance to Lessor and such insurance shall not be cancelable without thirty
(30) days prior written notice thereof to Lessor.

        15. DAMAGE OR DESTRUCTION. If the Premises or the building shall be damaged or destroyed by fire or other casualty, Lessor shall have the option either (a) to repair or rebuild within one hundred eighty (180) days, or (b) not to repair or rebuild, and to cancel this Lease on thirty (30) days notice. If Lessor fails to give Lessee written notice of its election within thirty (30) days from the date of damage, or if the restoration of the Premises cannot be completed within one hundred eighty (180) days from date of notice, Lessee may cancel this Lease on thirty (30) days notice. During the period of untenantability, rent shall abate in the same ratio as the portion of the Premises rendered untenantable bears to the whole of the Premises.

        16. EMINENT DOMAIN. If the whole of the Premises shall be taken by any public authority under the power of eminent domain, or purchased by the condemnor in lieu thereof, the term of this Lease shall cease as of the date possession is taken by such public authority. If only a part of the Premises shall be so taken, the Lease shall terminate only as to the portion taken, and shall continue in full force and effect as to the remainder of said Premises, and the monthly rent shall be reduced proportionately; provided, however, if the remainder of the Premises cannot be made tenantable for the purposes for which Lessee has been using the Premises or if more than twenty-five percent (25%) of the rental square footage of the Premises shall be so taken, either party by written notice to the other, given at least thirty (30) days prior to the date that possession must be surrendered to the public authority, may terminate this Lease effective as of such surrender of possession. If any part of the buildings other than the Premises shall be so taken so as to render in Lessor's opinion the termination of this Lease beneficial to the remaining portion of the buildings, Lessor shall have the right within sixty (60) days of said taking to terminate this Lease upon thirty (30) days written notice to Lessee. In the event of any taking, whether whole or partial, Lessor shall be entitled to all awards, settlement, or compensation which may be given for the land and buildings. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

        17.  LIENS AND INSOLVENCY.   Lessee shall keep the Premises and Lessee's
interest therein free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Lessee and shall hold Lessor harmless therefrom. If Lessee shall be declared insolvent or bankrupt, or if Lessee's leasehold interest herein shall be levied upon or seized under writ of any court of law, or if a trustee, receiver or assignee be appointed for the property of Lessee, whether under operation of State or Federal statutes, then Lessor may, at its option, immediately (notice being expressly waived) terminate this Lease and take possession of said Premises, without terminating Lessee's obligations hereunder.

        18. DEFAULT AND REENTRY. If Lessee fails to keep or perform any of the covenants and agreements herein contained, then the same shall constitute a breach hereof. If Lessee has not remedied such breach within three (3) days after written notice thereof from Lessor if the breach is non-payment of rent or other charges, or within twenty (20) days after written notice thereof from Lessor in event of the breach of any other covenant, then Lessor may, at its option, without further notice or demand:

        (a) Cure such breach for the account and at the expense of Lessee and such expense shall be deemed additional rent due on the first of the following month or:

        (b) Reenter the premises, remove all persons therefrom, take possession of the Premises and remove all equipment, fixtures, and personal therein at Lessee's risk and expense, and (1) terminate this Lease, or (2) without terminating the Lease or in any way affecting the rights and remedies of Lessor or the obligations of Lessee, re-let the whole or any part of the Premises as agent for Lessee, upon such terms and conditions and for such term as Lessor may deem advisable. In either event, the rents received and any last month's rent deposit held under this Lease may first be applied by Lessor to the costs and expenses of re-letting, including without limitation, cleaning and necessary renovation and alteration, and the balance of such rent shall be applied toward payment of all sums due or to become due to Lessor hereunder, and Lessee shall pay to Lessor any deficiency; however, Lessor shall not be required to pay any excess to Lessee. The above remedies of Lessor are cumulative and in addition to any other remedies now or hereafter allowed by law or elsewhere provided for in this Lease.

        19. REMOVAL OF PROPERTY. Any goods or fixtures of Lessee removed by Lessor in accordance with paragraph 18 above may be stored by Lessor at the cost and expense of Lessee or may be deposited on any sidewalk or delivery area adjacent to the buildings, at the sole risk of the Lessee and without any further responsibility on the part of Lessor and Lessor may without removing said goods or fixtures or dispose of the same at public or private sale for the account of Lessee, in which event the proceeds may be applied by Lessor upon any indebtedness due from Lessee to Lessor. Lessee hereby waives all claims for damages that may be cause by Lessor re-entering and taking possession of the Premises and removing or disposing of said goods and fixtures as herein provided.

        20. COSTS AND ATTORNEY'S FEES. If by reason of any default or breach on the part of either party in the performance of any of the provisions of this Lease, a legal action is instituted, the prevailing party shall be entitled to all reasonable costs and attorney's fees in connection therewith. Any action brought hereunder shall be maintained in the Superior Court in King County, Washington.

        21. SUBROGATION WAIVER. Lessor and Lessee each herewith and hereby releases and relieves the other and waives its entire right of recovery against the other for loss or damage arising out of or incident to the perils described in "all risk" insurance policies, including earthquake and flood insurance endorsements, approve for use in the State of Washington which occurs in, on or about the Premises, whether due to the negligence of either party, their agents, employees or otherwise.

        22. RELOCATION OF PREMISES. Lessee agrees that Lessor may at any time during the term or any extension hereof after at least ninety (90) days prior written notice, require Lessee to move to other space elsewhere in the buildings at the cost of Lessor. In lieu of such relocation, Lessee shall have the option to terminate this lease, effective on the date Lessee is required to move, by written notice to Lessor within fifteen (15) days after delivery of Lessor's notice.

        23. HOLDING OVER. If Lessee, with the implied or express consent of Lessor, shall hold over after the expiration of the term of this Lease, Lessee shall remain bound by all the covenants and agreements herein, except that the tenancy shall be from month to month, and the monthly rent shall be in accordance with the then-current schedule published by Lessor for the buildings.

        24. SUBORDINATION. Lessee agrees that this Lease shall be subordinate to the lien of any mortgages or deeds of trust now or hereafter placed against the real property of which the Premises comprise a part, and to all renewals and modifications, supplements, consolidations and extensions thereof; provided, however, in the event that any mortgage or beneficiary shall elect to subordinate its lien to this

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

Lease, Lessor reserves the right to subordinate said mortgage lien to this Lease upon the terms required by such mortgagee or beneficiary.

        25. SURRENDER OF POSSESSION. Lessee, prior to the termination of this Lease or of Lessee's right to possession, shall remove from the Premises all of Lessee's furniture, trade fixtures and other unattached personal property, and such alterations, additions, improvements or signs required by Lessor to be removed, and shall repair or pay for all damage to the Premises caused by such removal. All such property remaining and every interest of Lessee in the same shall be conclusively presumed to have been conveyed by Lessee or Lessor under this Lease as a bill of sale, without compensation, allowance, or credit to Lessee. Lessee shall upon termination of this Lease or of Lessee's right of possession, deliver all keys to Lessor and peacefully quit and surrender the Premises without notice, neat and clean, and in as good condition as when Lessee took possession, except for reasonable wear and tear as determined by Lessor.

        26. LATE PAYMENT AND INTEREST. If any amount due from Lessee is not received in the office of Lessor on or before the fifth (5th) day following the date upon which such amount is due and payable, a late charge of five percent (5%) of said amount shall become immediately due and payable, which late charge Lessor and Lessee agree represents a fair and reasonable estimate of the processing and accounting costs that Lessor will incur by reason of such late payment. All past due amounts owing to Lessor under this Lease, including rent, shall be assessed interest at the annual percentage rate of eighteen percent (18%) from the date due or date of invoice, whichever is earlier, until paid.

        27. NOTICE. Any notice required to be given by either party to the other pursuant to the provisions of this Lease or any law, present or future, shall be in writing and shall be deemed to have been duly given or sent if delivered personally or if properly deposited in the United States Mail by registered or certified mail, return receipt requested, addressed to the Lessor at P.O. Box C-34936, Dept.3073, Seattle, WA 98124 or to Lessee at the following address, or to such other address as either party may designate to the other in writing from time to time:

        5701 Sixth Avenue South, Suite 503, Seattle, WA 98108

        30. NO WAIVER OF COVENANTS. Time is of the essence of this Lease. Any waier by either party of any breach hereof by the other shall not be considered a waiver of any future similar or other breach. This Lease contains all the agreements between the parties; and there shall be no modification of the agreements contained herein except by written instrument.

        31. BINDING OF HEIRS, SUCCESSORS AND ASSIGNS. The covenants and agreements of this Lease shall be binding upon the heirs, executors, administrations, successors and assigns of both parties hereto, except as hereinabove provided.

        32. ASSIGNMENT OF LEASE. Lessee acknowledges that Lessor, in connection with its mortgage financing upon the real property of which the Premises are a part, may assign this Lease for additional security purposes, and that pursuant to the terms of that assignment, unless and until the Lessee shall have received notice from such lender to the contrary, Lessee shall pay all rents and other monies due under this Lease to Lessor as specified herein.

                                      5

        33. PAYMENTS TO LESSOR. In the event any payment due from Lessee to Lessor is made by a party other than Lessee, such payments shall be deemed to have been made by and for the account of Lessee, and the party making such payment shall have no rights under this Lease.

        34. CORPORATE AUTHORITY. Lessee warrants that al necessary corporate actions have been duly taken to permit Lessee to enter into this Lease and that each undersigned officer has been duly authorized and instructed to execute this Lease.

        35. LIABILITY OF LESSOR. Lessee agrees that no trustee, officer, employee, agent, or individual partner of Lessor, or its constituent, entitles, shall be personally liable for any obligation of Lessor hereunder, and that Lessee must look solely to the interest of Lessor or its constituent entities in the subject real estate for the enforcement of any claims against Lessor arising hereunder.


        36. RENT WAIVER. Provided Lessee is fully current in all of Lessee's obligations under this Lease throughout the term hereof, the monthly rent as provided in Paragraph 3 shall be waived for the month of November 1996 provided that this Lease does not terminate prior to April 30, 2000. If for any reason this Lease does not terminate prior to April 30, 2000, Lessee shall be required to promptly pay to Lessor, in addition to other charges that may be due, one (1) month's base rent in the amount of Two Thousand Two Hundred Fifty and no/100 Dollars ($2,250.00) for the month of November 1996.

        37. RENT ADJUSTMENT. Effective November 1, 1999, the monthly rent as provided for in Paragraph 3 shall be Two Thousand Five Hundred Twenty and no/100 Dollars ($2,520.00).

        38. TENANT IMPROVEMENTS. Lessor agrees to provide up to Fifty Six Thousand Two Hundred Five and no/100 Dollars ($56,205.00) so that Lessor can complete the following improvements to the Premises:

                1. Demising of the Premises from adjoining space, including framing, wall board, fire exit door, store doors, basic electrical service and sprinkler revisions.

                2. Interior space improvements, framing wall board, doors and hardware, relites, drop ceiling in two (2) offices, fire sprinklers, HVAC revisions, electrical circuits, window covering per plans and specifications.

        Prior to Lessor commencing work on these improvements, Lessor shall provide to Lessee two (2) copies of plans detailing the design and plan of improvements. Lessee shall return signed plans to Lessor within five (5) days. In the event that the plans are not approved by Lessee, Lessee shall inform Lessor of the reasons for such disapproval and Lessee shall have five (5) days in which to submit revised plans to Lessor for approval. Lessee shall not unreasonably refuse to satisfy any objections made by Lessor to said plans and specifications. Any objections Lessee has to Lessor's objection shall be submitted to Lessor in writing within such five (5) day period. A failure of one party to give any notice to the other party within such five (5) day period shall be deemed to constitute approval of the plans and specifications or the objections thereto, as appropriate.

        Upon Lessee's approval of Lessor's plans, Lessor shall promptly enter into a construction contract with a licensed bonded contractor. The construction of all improvements to be made on the Premises shall be performed in a first-class, workmanlike manner and in conformity with all applicable governmental laws, ordinances, rules, orders, regulations, and other requirements.

        The Fifty Six Thousand Two Hundred Five and no/100 Dollars ($56,205.00) for tenant improvements shall include but not be limited to contractor's profit which shall not exceed 7%, construction costs, construction management fees, permit fees, architectural fees, and Washington State Sales Tax.

        Any additional tenant improvements that exceed the scope of work described above, for which the Lessee is responsible or has requested, shall be at the sole expense of the Lessee. Lessor shall invoice Lessee for any costs associated with additional tenant improvements required above and beyond Fifty Six Thousand Two Hundred Five and no/100 Dollars ($56,205.00). Prior to Lessor commencing work on any additional improvements, Lessee shall pay Lessor 75% of the Lessor's good faith estimate with the balance due within ten (10) days of receipt by Lessee or Lessor's request following the completion of additional improvements. In the event Lessee does not pay Lessor when such invoice is due, Lessee shall, upon demand, reimburse Lessor for any such amount so paid together with interest thereon at 18% per annum until paid.

        39. ONE-TIME OPTION TO TERMINATE. Provided Lessee is current at the time of notice and throughout the notice period, Lessor grants to Lessee an option to terminate this Lease on April 30, 2000. This option to terminate may be exercised by Lessee providing Lessor, on October 31,1999, its intent to exercise its option to terminate the Lease and subsequent payment to Lessor, on February 28, 2000 a termination penalty, in addition to other charges that may be due under this Lease, of Nineteen Thousand Five Hundred Three and 77/100 Dollars ($19,503.77).

        40. PARKING. Lessor will not charge Lessee or its employees for parking in the building for the duration of this Lease. however, Lessee understands that if Lessor intends to install parking control system in the building's parking garage, Lessee shall be allocated three (3) unreserved parking spaces.

        41. USE OF ELEVATORS. At all times, the transport of supplies, test equipment, inventory, sales merchandise or any other "freight" type materials to and from the Premises must be transported via the buildings freight elevator.

        42. NON-DISCLOSURE. Neither Lessee, nor any of its officers, shareholders, directors, employees, or representatives, shall disclose, divulge, communicate or otherwise reveal to any person the existence, or any of the provisions or contents, of this Agreement, except and only to the extent, Lessee becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose the existence, or any of the provisions or contents, of requirement so that Lessor may seek a protective order or other appropriate remedy and/or waive compliance with terms of this Paragraph. Lessee warrants and represents that neither the provisions nor the intention of this Paragraph have been violated at any time prior to the execution by Lessee of this Agreement. The violation of the provisions or the intention of this Paragraph, whether said violation occurred or occurs prior to, on, or after the execution by Lessee of this Agreement, shall be deemed an "Event of Default" under the Lease, and shall entitle Lessor to exercise any or all of its rights and remedies under the Lease, at law or in equity.

LESSOR:                                 LESSEE:

PACIFIC NORTHWEST GROUP B,              NET INFORMATION SYSTEMS, INC.,
a Joint Venture                         a Washington corporation
by MARKET CENTER MANAGEMENT, INC.,
its Property Manager

By:_____________________                By:______________________

By:_____________________
William G. Williams, III,
Vice President, Equitable Real
Estate Investment Management, Inc.,
as Advisor to California State
Teachers' Retirement System,
Venturer and as Advisor to State of
California Public Employees'
Retirement Systems, Venturer



                                       7

                              GUARANTY OF LEASE

        THIS GUARANTY OF LEASE is attached to and is hereby made a part of that certain Lease dated August 28, 1996 between PACIFIC NORTHWEST GROUP B, a joint venture, ("Lessor"), and NET INFORMATION SYSTEMS, INC., a Washington corporation ("Lessee").

        FOR VALUE RECEIVED and in consideration of and as in inducement to lessor entering into the Lease, the undersigned guarantor ("Guarantor") unconditionally and continuously guarantees to Lessor, its successors and assigns, the full and timely performance and observance by Lessee of all the terms and conditions of the Lease to be performed and observed by Lessee.

        This Guaranty and the obligations of Guarantor hereunder shall not be terminated or impaired by reason of the granting by Lessor and any indulgences to Lessee or the assertion by Lessor against Lessee of any of Lessor's rights or remedies under the Lease, or by the relief of Lessee from any of Lessee's obligations under the Lease by operation of law or otherwise, whether or not Guarantor has received notice of same. Guarantor waives all suretyship defenses and waives notice of any breach by Lessee.

        This Guaranty shall continue in full force and effect as to any renewal, amendment, modification, extension, assignment or transfer of the Lease or any subletting of the Lease premises, whether or not Guarantor shall have received notice of or consented to the same. The liability or Guarantor under this Guaranty is primary and absolute, and Lessor may at its option proceed against Guarantor without proceeding against Lessee. Any action against Guarantor maybe brought in the county in which the Lease premises are located, or in King County, Washington, at Lessor's option.

        Lessor's delay or failure to insist upon the strict performance or observation of any obligation of Lessee under the Lease or to exercise any right or remedy available under the Lease or at law or inequity, shall not be construed to be a waiver of Lessor's prerogative to insist upon such strict performance or observance or to exercise any such right or remedy. Receipt by Lessor of rent or other payment with knowledge of a breach of any term or condition of the Lease shall not be construed to be a waiver of such breach.

        The liability of Guarantor hereunder shall not be affected or limited by: the release or discharge of Lessee in any creditors', receivership, bankruptcy or other proceedings, the impairment, limitation or modification of the liability of the Lessee or the estate of the Lessee in bankruptcy, or of any remedy for the enforcement of Lessee's said liability under the Lease, resulting from the operation of any present or future provision of the federal bankruptcy laws or other statutes or from the decision in any court; the rejection or disaffirmance of the Lease in any such proceedings; any disability or other defense of Lessee; or the cessation, from any cause whatsoever, of the liability of Lessee.

        Until all terms, conditions and agreements of the Lease are fully performed and observed by Lessee, Guarantor hereby waives the right to enforce any claim, right or remedy which Guarantor now has or hereafter shall have against Lessee by reason of any one or more payments or acts of performance in compliance with obligations of Guarantor hereunder, and Guarantor hereby subordinates any liability or indebtedness of Lessee now or hereafter held by Guarantor to the obligations of Lessee to Lessor under the Lease.

        This Guaranty shall inure to the benefit of the Lessor, its affiliates, successors and assigns, and shall be binding upon the successors and assigns of Guarantor.

        This Guaranty is irrevocable and may not be changed, affected, discharged or terminated other than by an agreement in writing signed by Guarantor and Lessor.

        Guarantor shall pay all court costs and expenses paid or incurred by Lessor in enforcing either the Lease or this Guaranty, including court costs and a reasonable amount for legal services performed by counsel, whether employed or retained by Lessor.

                DATED this 28th day of August, 1996

HOME ADDRESS;

5534 S. Holly
Seattle, WA  98118              By:____________________
                                   Mark D. Slosberg

HOME TELEPHONE: (206)722-1503

LESSEE:

STATE OF WASHINGTON)
                   )SS.
COUNTY OF KING     )

        On this 28th day of August 1996, personally appeared before me Mark Slosberg, to me known tobe the _____________ of the corporation that executed the within instrument, and acknowledged to me that ____ was authorized to sign the same on behalf of the corporation as its free and voluntary act and deed for the uses and purposes therein mentioned.

                                        ______________________
                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at____________________
                                        My commission expires: 1-19-97


LESSOR:

STATE OF WASHINGTON)
                   )SS.
COUNTY OF KING     )

        On this 4th day of September 1996, before me personally appeared Timothy Treadway, to me known to be the Exec.VP of Market Center Management, Inc., property manager for Pacific Northwest Group B, Lessor, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said property manager, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year above written.
                                        _______________________
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                        _______________________
                                        My commission expires: 1-19-97

LESSOR:

STATE OF WASHINGTON)
                   )SS.
COUNTY OF KING     )

        I CERTIFY that I know or have satisfactory evidence that William G. Williams III, is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Vice President of Equitable Real Estate Investment Management Inc., as Advisor to State of California Public Employees' Retirement System, Venturer, and California State Teachers' Retirement System, Venturer, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        DATED: 8/30/96                  _____________________
                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing at
                                        _____________________
                                        My commission expires: 4-7-98

                             RULES AND REGULATIONS

Any directories provided by Lessor for the Buildings will be for the display of the name and location of tenants only unless otherwise approved by Lessor.

Lessee shall not place any new or additional locks any doors of the Premises, nor rekey any existing locks without the consent of Lessor.

Lessor reserves the right to close and keep locked all common entrances and exits during such hours as lessor may deem advisable. Entrance by tenants to the Buildings on Building holidays and weekends, other than Snow Days, shall be limited to those doors designated by Lessor.

Lessor reserves the right to exclude or expel from the Buildings any person who, in the judgement of Lessor, is intoxicated, under the influence of drugs or whose conduct is otherwise disturbing to others, or who shall in any of the rules and regulations.

Lessee shall not do or permit to be done within the Premises anything which would unreasonably annoy or interfere with the rights of other tenants of the Buildings.

Lessor will not be responsible for lost or stolen personal property, equipment or money from the Buildings at any time.

Lessee shall not permit its employees or invitees to loiter in or about the common areas, to obstruct any of the entries, passages, corridors or common areas, nor to place any rubbish, litter, merchandise or material of any nature into any Building, delivery, parking, traffic or other common areas except as designated by Lessor.

Canvassing, soliciting, or peddling in and about the Buildings are prohibited, and Lessee shall cooperate to prevent such activity.

During non-business hours and days, Lessor may refuse access to the Buildings or the Premises by master key controlled by Lessor unless the person seeking access is known to Lessor's employees, has a pass, or is properly identified. Lessor shall not be liable for damages for any error in admitting or excluding any person from the Building or Premises.

0. Lessee shall not make or permit any use of the Premises which may be dangerous to life, limb, or property, nor permit any noise, odor, or vibrations to emit from the Premises which are objectionable to Lessor or to other occupants of the Buildings. Lessee shall not cause a nuisance or violation of any regulation of any governmental agency within the Premises or the Building.

1. Lessee shall not commit any waste, damage, or injury to the Premises, the Buildings or parking, loading, and other common areas.

2. Lessee shall not at any time display a "For Rent" sign upon the Premises.

3.      No vehicles or animals shall be brought into the Building.

4. Lessee and its employees shall park only in such areas as may be designated by Lessor.

5. Lessee shall not use any person or contractor who has not been approved by Lessor to perform window washing, cleaning, decorating, repair or other work in the Premises.

6. Lessor reserves the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Buildings and also the time and manner of moving such items, merchandise, furniture and similar items in and out of the Buildings. Movements of Lessee's property in, out, or within Buildings are entirely at the risk and responsibility of Lessee.

17. Lessee shall not keep or use in or upon the Premises any oil, burning fluid, gasoline, or other combustible or explosive materials.

18. Lessee agrees that it will install on its entrance door decals supplied by Lessor that shall read "Showrooms are not open to the public. Authorized professional buyers only."

19. Lessee shall at all times keep clean the glass of all showroom windows and doors. Lessor reserves the right to require window treatments of specified types on windows of the Premises which are visible from Atriums or Common Areas.

20. Lessee shall not waste electricity or water and shall cooperate fully with Lessor to assure the most effective and economical operation of the Buildings' lighting, heating, air conditioning, and other utilities systems. Lessee shall refrain from adjusting any controls other than room thermostats installed for Lessee's use.

21. Lessor reserves the right to approve the installation or use of any light fixtures, office or showroom equipment which would cause the electrical usage within the Premises to exceed a maximum allowable electrical load of 2.35 watts per square foot of Premises. Lessor also reserves the right to approve connections to electric current other than through existing electrical outlets provided for Lessee's use.

22. Lessee shall keep Lessor advised of the current telephone number(s) of Lessee's employees who may be contacted in an emergency, i.e., fire, break-in, vandalism, etc. If Lessor shall deem it necessary to respond to such emergency in Lessee's behalf in order to protect the Premises or the Buildings, Lessee shall pay all reasonable costs incurred, including any time spent by Lessor's employees in responding to such emergency.

23. Lessor is not responsible to any tenant for the non-observance or violation of the rules and regulations by any other tenant.

                               LEGAL DESCRIPTION

                             SEATTLE DESIGN CENTER

Those portions of Blocks 1 and 2, Georgetown Riverfront Addition, and Blocks 26 and 27, Commerical Street Steam Motor Addition, City of Seattle, King County, Washington, described as follows:

        Beginning at the northwest corner of Lot 1, Block 27, of the Plat of Commercial Street Stream Motor Addition, according to plat recorded in Volume 3 of Plats, page 85, in King County, Washington; thence N 00 (degrees) 46'18" E along the northerly extension of the west line of said Lot 1 a distance of 10.00 feet to the south margin of South Orcas Street as established by Vacation Ordinance No. 60786, records of the City of Seattle; thence S 89 (degrees) 05'18" E along said south margin a distance of 567.58 feet; thence along a curve to the right having a radius of 15.00 feet, an arc distance of 24.47 feet through a central angle of 93 (degrees) 29'10" to the west margin of Sixth Avenue South as established by Acceptance Ordinance No. 98789 and Vacation Ordinance No. 98793, records of the City of Seattle; thence S 04 (degrees) 23'52" W along said west margin a distance of 196.42 feet; thence along a curve to the right having a radius of 15.00 feet an arc distance of 22.65 feet through a central angle of arc distance of 22.65 feet through a central angle of 86 (degrees) 31'59" to the south line of Block 2 of the Plat of Georgetown Riverfront Addition, according to plat recorded in Volume 11 of Plats, page 5, in King County, Washington; thence N 89 (degrees) 04'09" W along said south line of Block 2 and of Block 1 of said Plat of Georgetown Riverfront Addition a distance of 514.75 feet to the east line of Lot 1 of said Block 1; thence
N 00 (degrees) 48'13" E along said east line of Lot 1 and its northerly extension a distance of 107.93 feet to the alley centerline 8 feet north of the north line of said Lot 1; thence N 89 (degrees) 04'09" W along said centerline a distance of 40.36 feet to the southerly extension of the west line of said Lot 1, Block 27, Plat of Commercial Street Steam Motor Addition; thence N 00 (degrees) 46'18" E along the southerly extension of said Lot 1 and along the west line of said Lot 1 of Block 27 of the Plat of Commercial Street Steam Motor Addition, a distance of 107.95 feet to the point of beginning.

Also, Lots 1 through 18 inclusive of Block 17 of the plat of Commercial Street Steam Motor Addition to the City of Seattle, recorded in Volume 3 of Plats, page 85, in King County, Washington, together with vacated alley and portion of South Findlay Street adjoining, vacated per City Ordinance No. 110210.


                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]

                               GUARANTY OF LEASE

        This guaranty of Lease is attached to and is hereby made a part of that certain Lease dated August 28, 1996 between Bay West Design Center, LLC, a Delaware limited liability company, successor in interest to Pacific Northwest Group B, a joint venture, ("Lessor"), and Net Information Systems, Inc. a Washington corporation, which has been assigned to Design Automation Systems, Inc., a Texas corporation dba EpicEdge ("Lessee"), pursuant to the Assignment and Assumption of Lessee's Interest and Lessor's Consent dated December 9, 1999 (the "Assignment").

        For value received and in consideration of and as in inducement to Lessor entering into the Lease and consenting to the Assignment, the undersigned guarantor ("Guarantor") unconditionally and continuously guarantees to Lessor, its successors and assigns, the full and timely payment, performance and observance by Lessee of all terms and conditions of the Lease to be paid, performed and observed by Lessee.

        This Guaranty and the obligations of Guarantor hereunder shall not be terminated or impaired by reason of the granting by Lessor of any indulgences to Lessee or the assertion by Lessor against Lessee of any of Lessor's rights or remedies under the Lease, or by the relief of Lessee from any of Lessee's obligations under the Lease by operation of law or otherwise, whether or not Guarantor has received notice of same. Guarantor waives all suretyship defenses and waives notice of any breach by Lessee.

        This Guaranty shall continue in full force and effect as to any renewal, amendment, modification, extension, assignment or transfer of the Lease or any subletting of the Lease premises, whether or not Guarantor shall have received notice of or consented to the same. The liability of Guarantor under this Guaranty is primary and absolute, and Lessor may at its option proceed against Guarantor without proceeding against Lessee. Any action against Guarantor may be brought in the county in which the Lease premises are located, or in King County, Washington, at Lessor's option.

        Lessor's delay or failure to insist upon the strict performance or observance of any obligation of Lessee under the Lease or to exercise any right or remedy available under the Lease or at law or in equity, shall not be construed to be a waiver of Lessor's prerogative to insist upon such strict performance or observance or to exercise any such right or remedy. Receipt by Lessor of rent or other payment with knowledge of a breach of any term or condition of the Lease shall not be construed to be a waiver of such breach.

        The liability of Guarantor hereunder shall not be affected or limited by: the release or discharge of Lessee in any creditor's, receivership, bankruptcy or other proceedings, the impairment, limitation or modification of the liability of the Lessee or the estate of the Lessee in bankruptcy, or of any remedy for the enforcement of Lessee's said liability under the Lease, resulting from operations of any present or future provision of the federal bankruptcy laws or other statutes or from the decision in any court; the rejection or disaffirmance of the Lease in any such proceedings; any disability or other defense of Lessee; or the cessation, from any cause whatsoever, of the liability of Lessee.

        Until all the terms, conditions and agreements of the Lease are fully performed and observed by Lessee, Guarantor hereby waives the right to enforce any claim, right or remedy which Guarantor now has or hereafter shall have against Lessee by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and Guarantor hereby subordinates any liability or indebtedness of Lessee now or hereafter held by Guarantor to the obligations of Lessee to Lessor under the Lease.

        This Guaranty shall inure to the benefit of the Lessor, its affiliates, successors and assigns, and shall be binding upon the successors and assigns of Guarantor.

        This Guaranty is irrevocable and may not be changed, affected, discharged or terminated other than by an agreement in writing signed by Guarantor and Lessor.

        Guarantor shall pay all costs and expenses paid or incurred by Lessor in enforcing either the Lease or this Guaranty, including court costs and a reasonable amount for legal services performed by counsel, whether employed or retained by Lessor.

        Dated this 20 day of January, 2000.

        Design Automation Systems, Inc.

        ________________________        3200 Wilcrest, Suite 370, Houston, TX
        By: Charles Leaver, President   (713)784-2374

ASSIGNOR:

STATE OF WASHINGTON)
                   )SS.
COUNTY OF KING     )

        On this 19th day of January 2000, personally appeared before me Mark Slosberg, to me known to be the President of the corporation that executed the within instrument, and acknowledged to me that he was authorized to sign the same on behalf of the corporation as its free and voluntary act and deed for the uses and purposes therein mentioned.

                                        ____________________
                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at Seattle
                                        My commission expires: 12/09/02


ASSIGNEE:

STATE OF TEXAS  )
                )SS.
COUNTY OF HARRIS)

        On this 20th day of January 2000, personally appeared before me Charles Leaver, to me known to be the President of the corporation that executed the within instrument, and acknowledged to me that he was authorized to sign the same on behalf of the corporation as its free and voluntary act and deed for the uses and purposes therein mentioned.

                                        ____________________
                                        NOTARY PUBLIC in and for the
                                        State of Texas, residing
                                        at Houston
                                        My commission expires: 11/24/03

LESSOR:

STATE OF WASHINGTON)
                   )SS.
COUNTY OF KING     )

        On this 17th day of February 2000, before me personally appeared Timothy Treadway, to me known to be the Executive Vice President of BW Seattle Corp., a Washington corporation, which is manager of Bay West Design Center,LLC, a Delaware limited liability liability company, Lessor, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said property manager, for the uses and purposes therein mentioned, and an oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written

                                        ____________________
                                        NOTARY PUBLIC in and for the
                                        State of Washington, residing
                                        at Seattle
                                        My commission expires: 12/09/02

                                   EXHIBIT A
                                  FLOOR PLAN




                           PARTIAL THIRD FLOOR PLAN

                                 130 BUILDING
                           130 South Bemiston Avenue
                            Clayton, Missouri 63105


 SUITE*                                                         INSIGNIA
  303                                                    COMMERCIAL GROUP, INC.
 DRAIN                                                  50 SOUTH BEMISTON AVENUE
8-25-98                                                 CLAYTON, MISSOURI 63105
REVISED                                                      (314) 723-1134

 SCALE

                                   EXHIBIT B
                           CERTIFICATE OF OCCUPANCY

TENANT:         COAD SOLUTIONS, INC.

LANDLORD:       CLAYTON INVESTORS ASSOCIATES LLC

BUILDING:       130 BUILDING

PREMISES:       SUITE 303

DATE OF ORIGINAL LEASE EXECUTION:_________________

        This Certificate of Occupancy is executed by Tenant and Landlord pursuant to the provisions of the Lease referenced above, and shall be attached thereto and become a part thereof for all purposes.

        1. Tenant hereby acknowledges that it has inspected the Premises and finds same to be substantially complete, in a tenantable condition and now suitable for Tenant's intended use.

        2. Tenant and Landlord hereby agree that all work to be done to the Premises is acceptable and that the only work remaining to be done to the Premises, all of which is of a minor nature, is as follows:

____________________________________________________
Such work is the responsibility of _____________ (insert Tenant or Landlord, as the case may be) to complete and said party hereby agrees to promptly undertake the completion of same. Tenant hereby agrees that such work may be completed after it has taken occupancy of the Premises and the term of the Lease has commenced; and further, that Tenant shall not be entitled to any abatement of Tenant's Rent or other compensation as a result thereof.

        3. Tenant and Landlord hereby agree, pursuant to Section 3.2 of the Lease, that the actual Commencement Date of the term of the Lease shall be _____________________ and that the Rent, as provided for in the Lease, shall commence as of such date, and further, that the Lease will terminate at Midnight (local time) on __________________, if not otherwise terminated pursuant to the provisions of the Lease.

        Executed this _________ day of _____________, 19____.

TENANT:

COAD SOLUTIONS, INC.


By:_________________________



Title:______________________



Date:_______________________


LANDLORD:

CLAYTON INVESTORS ASSOCIATES LLC

By:  Insigna/ESG, Inc.
     a Delaware corporation
     Its:  Agent

By: signature appears here
    _________________________

Title: Vice President
      ______________________

Date:  1/22/99
      _____________________

                                   EXHIBIT C
                                    FORM 1
                           CONTRACTOR'S LIEN WAIVER

STATE OF MISSOURI)
                 )SS.      WAIVER OF ACKNOWLEDGMENT
CITY OF ST.LOUIS )

        WHEREAS,__________________("Contractor") has/have been employed by ____________________, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:

("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the________ day of _______________, 19______, and

        WHEREAS, Clayton Investors Associates LLC ("Landlord") is Landlord of the Premises.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Contractor does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or right of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, Contractor hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Contractor agrees to look solely to Tenant or Tenant's interest in the Premises to satisfy any mechanic's lien, right, claim or causes of action which Contractor may have against Tenant arising out of the above referenced contract. Contractor shall obtain a similar waiver and acknowledgment from all subcontractors and suppliers.

        EXECUTED this ______ day of _______________, 19_______.

                                         CONTRACTOR:

                                         ______________________

                                         By:___________________


Subscribed and sworn to before me this _________ day of _________, 19____.

My commission expires:_____________________________


                                             _______________________
                                                Notary Public

                                  EXHIBIT C
                                    FORM 2
                          PARTIAL WAIVER OF LIEN

                     (Subcontractor of Material Supplier)

STATE OF MISSOURI)
                 )SS.
CITY OF ST.LOUIS )

        WHEREAS, __________________("Contractor") has/have been employed by _______________________, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:

("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the ______ day of ____________, 19_____, and

        WHEREAS, under authority of the above mentioned Agreement,_______ has/have employed as a subcontractor material supplier, to perform labor, to furnish materials or to do both upon the Premises or some portion thereof, the specific terms and conditions of such employment being governed by that certain Agreement dated the ____________ day of _______________, 19_____, and

        WHEREAS, Clayton Investors Associates LLC ("Landlord") is Landlord of the Premises.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, subcontractor or material supplier does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or rights of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, subcontractor or material supplier hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Subcontractor or material supplier agrees to look solely to Tenant to satisfy any mechanic's lien, right, claim or cause of action which subcontractor or material supplier may have against Tenant arising out of the above referenced contract.

        EXECUTED this _____day of ____________, 19____.

                                        SUBCONTRACTOR OR
                                        MATERIAL SUPPLIER:

                                        _____________________

                                        By:__________________